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                            GENERAL CABLE CORPORATION


                                16,900,000 Shares
                                  COMMON STOCK
                                ($.01 Par Value)


                           U.S. UNDERWRITING AGREEMENT



        , 1997



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                           U.S. UNDERWRITING AGREEMENT

                                                                          , 1997

DILLON, READ & CO. INC.
MERRILL LYNCH, PIERCE, FENNER
 & SMITH INCORPORATED
as Managing Underwriters
c/o DILLON, READ & CO. INC.
535 Madison Avenue
New York, New York  10022

Ladies and Gentlemen:

               Wassall Netherlands Cable B.V., a Netherlands corporation (the "Selling Stockholder"), proposes to sell to the U.S. Underwriters named in Schedule A annexed hereto (the "Underwriters"), for whom Dillon, Read & Co. Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as Managing Underwriters (collectively, the "Managing Underwriters"), an aggregate of 13,520,000 shares (the "U.S. Firm Shares") of Common Stock, par value $.01 per share (the "Common Stock"), of General Cable Corporation, a Delaware corporation (the "Company").

               It is understood and agreed to by all parties that the Company and the Selling Stockholder are concurrently entering into an agreement (the "International Underwriting Agreement", and together with this Agreement, the "Underwriting Agreements") providing for the sale by the Selling Stockholder of an aggregate of 3,380,000 shares of Common Stock (the "International Firm Shares"), through arrangements with certain underwriters outside the United States (the "International Underwriters") for whom Dillon, Read & Co. Inc., Merrill Lynch International and Swiss Bank Corporation (through its division
SBC Warburg) are acting as International Managing Underwriters (collectively, the "International Managing Underwriters"). Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the International Underwriting Agreement are hereby expressly made conditional on one another. The Underwriters and the International Underwriters are simultaneously entering into an Agreement Between the U.S. Underwriters and the International Underwriters (the "Agreement Between Underwriters") which provides, among other things, for the transfer of shares of Common Stock between the two syndicates and for consultation by the International Managing Underwriters with the Managing Underwriters. Two forms of prospectus are to be used in connection with the offering and sale of shares of Common Stock contemplated by the foregoing, one relating to the U.S. Shares (as defined below) and the other relating to the International Shares (as defined below). The latter form of prospectus will be identical to the former except for certain alternate pages as included in the registration statement and amendments thereto as mentioned below.

               In addition, solely for purposes of covering over-allotments, the Selling Stockholder proposes to grant to the Underwriters an option to purchase from the Selling Stockholder up to an ag-



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gregate of 2,535,000 additional shares of Common Stock (the "Additional
Shares"). The U.S. Firm Shares and the International Shares are hereinafter sometimes collectively referred to as the "Firm Shares"; the U.S. Firm Shares and the Additional Shares are hereinafter sometimes collectively referred to as the "U.S. Shares"; and the U.S. Shares and the International Shares are hereinafter sometimes collectively referred to as the "Shares." References herein to any prospectus, whether in preliminary or final form, and whether amended or supplemented, shall include both the international and U.S. versions thereof.

               The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (Registration No. 333-22961), including a prospectus, relating to the Shares. The Company has furnished to the Managing Underwriters, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (each thereof being herein called a "Preliminary Prospectus") relating to the Shares. Except as specified, the registration statement as in effect at the time of execution of this Agreement or, if the registration statement is not yet effective, as amended when it becomes effective, including all financial schedules and exhibits thereto filed as a part thereof, together with any registration statement filed pursuant to Rule 462(b) under the Act, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of such registration statements at the time of effectiveness pursuant to Rule 430A under the Act, is herein called the "Registration Statement," and the prospectus, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act (or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective), is herein called the "Prospectus."

               The Company, the Selling Stockholder and the Underwriters agree as follows:

               1. Sale and Purchase. The Selling Stockholder agrees to sell to the several Underwriters and, upon the basis of the representations and warranties and the other terms and conditions herein set forth, each of the Underwriters, severally and not jointly, agrees to purchase from the Selling Stockholder the respective number of U.S. Firm Shares set forth opposite the name of such Underwriter in Schedule A hereto, at a purchase price of $[ ] per Share. The Managing Underwriters may release the U.S. Firm Shares for public sale promptly after this Agreement becomes effective. The Managing Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as the Managing Underwriters may determine.

               In addition, the Selling Stockholder hereby grants to the several Underwriters the option to purchase, and upon the basis of the representations and warranties and the other terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Selling Stockholder all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the U.S. Firm Shares, at the same purchase price per share to be paid by the several Underwriters and the International Underwriters to the Selling Stockholder for the Firm Shares. This option may be exercised in whole or in part (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Selling Stockholder, with a copy to the Company. Any such notice shall set forth the aggregate number of

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Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (any such date and time being herein referred to as the "additional time of purchase"); provided, however, that the additional time of purchase shall not occur earlier than the time of purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the eighth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter at the additional time of purchase shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased at the additional time of purchase as the respective number of U.S. Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of U.S. Firm Shares (subject, in each case, to such adjustment as the Managing Underwriters may determine to eliminate fractional shares). As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.

               2. Payment and Delivery. Payment of the purchase price for the U.S. Firm Shares shall be made to the Selling Stockholder by wire transfer of immediately available funds, at the office of Dillon, Read & Co. Inc. in New York City, or at such other place as may be agreed to by the Managing Underwriters, the Company and the Selling Stockholder, against delivery of the certificates for the U.S. Firm Shares to the Managing Underwriters for the respective accounts of the Underwriters. Such payment and delivery shall be made at 9:30 A.M., New York City time, on May , 1997 (unless another time shall be agreed to by the Managing Underwriters, the Company and the Selling Stockholder or unless postponed in accordance with the provisions of Section 9(e)). The time at which such payment and delivery are actually made is hereinafter sometimes called the "time of purchase." Certificates for the U.S. Firm Shares shall be delivered to the Managing Underwriters in definitive form in such names and in such denominations as the Managing Underwriters shall specify on the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the U.S. Firm Shares by the Managing Underwriters, the Selling Stockholder and the Company agree to make such certificates available to the Managing Underwriters for such purpose at least one full business day preceding the time of purchase.

               Payment of the purchase price for the Additional Shares to be purchased by the Underwriters shall be made at the additional time of purchase in the same manner and at the same office as the payment for the U.S. Firm Shares unless otherwise agreed to by the Managing Underwriters and the Company. Certificates for the Additional Shares shall be delivered to the Managing Underwriters in definitive form in such names and in such denominations as the Managing Underwriters shall specify on the second business day preceding the additional time of purchase. For the purpose of expediting the checking of the certificates for such Additional Shares by the Managing Underwriters, the Selling Stockholder and the Company agree to make such certificates available to the Managing Underwriters for such purpose at least one full business day preceding the additional time of purchase.

               3. Representations and Warranties of the Company. The Company represents and warrants to each of the Underwriters that:

               (a) Each Preliminary Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the

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        Act, complied as to form when so filed in all material respects with the
        Act; when the Registration Statement or any amendment or supplement thereto was or is declared effective by the Commission (the "Effective Time"), at the time of purchase and at the additional time of purchase, the Registration Statement and the Prospectus, and any supplements or amendments thereto, complied and will comply as to form in all material respects with the provisions of the Act; and neither the Registration Statement nor any supplement or amendment thereto, at any such time, contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and neither the Prospectus nor any supplement or amendment thereto, at any such time, contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters furnished in writing by or on behalf of any Underwriter through the Managing Underwriters to the Company expressly for use in the Registration Statement or the Prospectus and set forth in the seventh and twentieth paragraphs of the section of the Registration Statement and the Prospectus entitled "Underwriting."

               (b) As of the date of this Agreement, the Company has an authorized capitalization as set forth under the column entitled "March 31, 1997 Actual" in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the time of purchase, the capitalization of the Company will be as set forth under the column entitled "March 31, 1997 As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization." All of the issued and outstanding shares of capital stock of the Company (including the Shares) have been duly authorized and validly issued, are fully paid and nonassessable and are free of statutory and contractual preemptive rights and are free and clear of any pledge, lien, encumbrance, security interest or other claim. As of the date of this Agreement, there are 24,250,000 shares of Common Stock outstanding, all of which are owned by the Selling Stockholder. The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus under the caption "Description of Capital Stock"; and the certificates for the Shares are in due and proper form and the holders of the Shares after making payment therefor will not be subject to personal liability by reason of being such holders.

               (c) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with all requisite power and authority to (i) own its properties and conduct its business as described in the Registration Statement and the Prospectus and (ii) execute and deliver this Agreement.

               (d) All of the issued and outstanding shares of capital stock of each of the subsidiaries of the Company (the "Subsidiaries") other than General Photonics LLC are owned directly by the Company or another subsidiary of the Company; all of such shares have been

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        duly authorized and validly issued and are fully paid and nonassessable and, except as described in the Prospectus, are owned free and clear of any pledge, lien, encumbrance, security interest or other claim; there are no outstanding rights, subscriptions, warrants, calls, preemptive rights, options or other agreements of any kind with respect to the capital stock of any of the Subsidiaries.

               (e) Each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, with all requisite power and authority to own its respective properties and to conduct its respective businesses.

               (f) Each of the Company and each of the Subsidiaries is duly qualified or licensed by, and is in good standing in, each jurisdiction in which it owns or leases property or conducts its business and in each other jurisdiction in which the failure, individually or in the aggregate, to be so qualified or licensed could, singly or in the aggregate, reasonably be expected to have a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole (a "Material Adverse Effect"). Each of the Company and each of the Subsidiaries is in compliance with the laws, orders, rules, regulations and directives of any federal, state, local or foreign government or regulatory authority, agency or commission, including courts of competent jurisdiction (collectively, "Governmental Authority"), applicable to the Company, except for such failure to be in compliance as could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (g) Neither the Company nor any of the Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time or both would constitute a breach of, or default under),
        (x) its charter or bylaws, or (y) in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, lease, mortgage, deed of trust, bank loan or credit agreement, material supply or distribution agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them may be bound or affected, which, in the case of clause (y), breach or default could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the execution, delivery and performance of this Agreement or the International Agreement or the consummation of the transactions contemplated hereby or thereby will conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of, or default under), (i) the charter or bylaws of the Company or any of the Subsidiaries, (ii) any provision of any license, indenture, lease, mortgage, deed of trust, bank loan or credit agreement, material supply or distribution agreement or any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule or (iv) any decree, judgment or order applicable to the Company or any of the Subsidiaries except, with respect to clauses (ii), (iii) and (iv), for such conflicts, breaches or defaults

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        that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (h) Each of this Agreement and the International Underwriting Agreement has been duly authorized, executed and delivered by the Company.

               (i) No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the sale of the Shares as contemplated hereby, other than registration of the Shares under the Act and the registration of the Common Stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), clearance of the offering of the Shares with the National Association of Securities Dealers, Inc. (the "NASD") and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or by the International Underwriters.

               (j) No person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any securities of the Company by reason of the sale of the Shares to the Underwriters hereunder or to the International Underwriters under the International Underwriting Agreement.

               (k) Deloitte & Touche LLP, whose reports on the combined and consolidated financial statements of the Company and the Subsidiaries are included in the Registration Statement and the Prospectus, are independent public accountants with respect to the Company as required by the Act and the applicable published rules and regulations thereunder.

               (l) All legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required.

               (m) There is no action, suit or proceeding (collectively, the "Legal Proceedings") pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries or any of their properties, at law or in equity, or before or by any Governmental Authority, other than Legal Proceedings disclosed in the Prospectus and Legal Proceeding that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (n) The audited and unaudited financial statements (including the notes thereto) included in the Registration Statement and the Prospectus present fairly the combined or consolidated financial position of the Company and the Related Companies (as defined therein) as of the dates indicated and the combined or consolidated results of operations and cash flows of the Company and the Related Companies or the Company's predecessor and subsidiaries, as the case may be, and the consolidated stockholders' equity of the Company's predecessor and subsidiaries, in each case for the periods specified; such financial statements have

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        been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as disclosed therein.

               (o) The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Registration Statement and the Prospectus have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma information in the Registration Statement and the Prospectus are set forth therein and are reasonable, and the adjustments used therein are appropriate to give pro forma effect to the transactions or circumstances referred to therein. The other financial and statistical information and data relating to the Company set forth in the Registration Statement and the Prospectus have been prepared on a basis consistent with the financial statements and books and records of the Company. The other statistical and market-related data set forth in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

               (p) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement and the Prospectus, there has not been: (A) any material adverse change in the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole; (B) any transaction that is material to the Company and the Subsidiaries taken as a whole, entered into by the Company or any of the Subsidiaries; or (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of the Subsidiaries that is material to the Company and the Subsidiaries taken as a whole.

               (q) Neither the Company nor any of the Subsidiaries has violated any foreign, federal, state or local law, regulation, decree, order, directive, requirement or judgment applicable to the Company or any of the Subsidiaries relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, and neither the Company nor any of the Subsidiaries has received any notice which is pending alleging any violation thereof or liability thereunder, which in any case could, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                 (r) The Company and each of the Subsidiaries has such permits, licenses, consents, approvals, franchises and authorizations required by governmental or regulatory authorities ("Permits"), and has made all filings required, including without limitation under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business, except for such Permits the failure to so hold could not,

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        singly or in the aggregate, reasonably be expected to have a Material
        Adverse Effect ("Material Permits"). The Company and each of the Subsidiaries is not in material violation of, and has fulfilled and performed all of its material obligations with respect to, its Material Permits and the Company has not received notice from any Governmental Authority of the revocation or termination, or threatened revocation or termination, of any Material Permits or any other material impairment of the rights of the holder of any Material Permit; and, except as described in the Prospectus, the Material Permits contain no restrictions that are materially burdensome to the Company or any of the Subsidiaries.

               (s) Compliance by the Company and the Subsidiaries with Environmental Laws (as currently in effect), including any capital or operating expenditure required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities, singly or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

               (t) Neither the Company nor any of the Subsidiaries, nor, to the Company's knowledge, any employee of the Company or any of the Subsidiaries, has made any payment of funds of the Company or any of the Subsidiaries prohibited by applicable law, and no funds of the Company or any of the Subsidiaries have been set aside to be used for any payment prohibited by applicable law.

               (u) The Company and the Subsidiaries have filed all federal or state income or franchise tax returns required to be filed and have paid all taxes shown thereon as due and required to have been paid except for tax assessments, if any, as to which adequate reserves have been provided in accordance with generally accepted accounting principles. There is no material tax deficiency which has been asserted against the Company or any of the Subsidiaries. All material tax liabilities are adequately provided for on the books of the Company and the Subsidiaries.

               (v) Each of the Company and the Subsidiaries owns or possesses sufficient licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, inventions, trade secrets, technology and know-how (collectively, "Intellectual Property Rights") required in the conduct of its business as described in the Prospectus. To the Company's knowledge, there are no rights of third parties to, or any infringement by others of, any such Intellectual Property Rights, and there is not pending or, to the Company's knowledge, threatened any action, suit, proceeding or claim by others that the Company or any Subsidiary is infringing or otherwise violating Intellectual Property Rights of others or challenging the validity or scope of the rights of the Company or any Subsidiary in or to any such Intellectual Property Rights other than infringements or claims that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (w) The Company has not incurred, and will not incur, any liability for any finder's fees or similar payments in connection with the transactions herein contemplated.

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               (x) The Company and the Subsidiaries have good title to all properties and assets owned or leased by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are described or referred to in the Registration Statement and the Prospectus or such as could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (y) Neither the Company nor any of the Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is subject to regulation under such act.

               (z) Neither the Company nor any of its officers, directors or affiliates (within the meaning of the Act) has taken, directly or indirectly, any action designed to stabilize or manipulate the price of the Common Stock, or which has constituted or which might in the future reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock, to facilitate the sale or resale of the Shares or otherwise.

               (aa) The Company and each of the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company reasonably believes is adequate for the conduct of their respective businesses and the value of their respective properties.

               (bb) No labor disturbance by the employees of the Company or any of the Subsidiaries exists or, to the Company's knowledge, is threatened which could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               4. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to each Underwriter that:

               (a) The Selling Stockholder is and at the time of delivery of the Shares as contemplated by the Underwriting Agreements will be the lawful owner of the Shares and, at the time of delivery thereof, will have good and marketable title to the Shares, and upon delivery of and payment for the Shares in accordance with the Underwriting Agreements, the Underwriters will acquire good and marketable title to the Shares, free and clear of any claim, lien, encumbrance, security interest, restriction on transfer or other defect in title.

               (b) The Selling Stockholder has and at the time of delivery of the Shares will have all requisite power and authority to sell, assign, transfer and deliver the Shares in the manner provided in the Underwriting Agreements.

               (c) Each of the Underwriting Agreements has been duly authorized, executed and delivered by the Selling Stockholder and Wassall PLC ("Wassall").

               (d) The sale of the Shares by the Selling Stockholder pursuant hereto is not prompted by any material and adverse information concerning the Company that is not described in the Prospectus; to the Selling Stockholder's knowledge, neither the Registration Statement nor any supplement or amendment thereto, at

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        the Effective Time, at the time of purchase or at the additional time of purchase, contained or will contain any untrue statement of material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and neither the Prospectus nor any supplement or amendment thereto, at the Effective Time, at the time of purchase or at the additional time of purchase, contained or will contain any untrue statement of material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Selling Stockholder makes no representation or warranty with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters furnished in writing by or on behalf of any Underwriter through the Managing Underwriters to the Company expressly for use in the Registration Statement or the Prospectus and set forth in the seventh and twentieth paragraphs of the section of the Registration Statement and the Prospectus entitled "Underwriting."

               (e) The consummation of the transactions contemplated hereby and by the International Underwriting Agreement and the fulfillment of the terms hereof and thereof will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of or default under), (i) the Articles of the Selling Stockholder, (ii) any provision of any license, indenture, lease, mortgage, deed of trust, bank loan or credit agreement or any other material agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder or any of its properties may be bound or affected, (iii) any federal, state, local or foreign law or regulation or (iv) any decree, judgment or order binding on the Selling Stockholder except, with respect to clauses (ii), (iii) and (iv), for such conflicts, breaches or defaults that would not materially impair or delay the ability of the Selling Stockholder to consummate the transactions contemplated by the Underwriting Agreements.

               (f) Neither the Selling Stockholder nor any of its officers, directors or affiliates (within the meaning of the Act) has taken, directly or indirectly, any action designed to stabilize or manipulate the price of the Common Stock, or which has constituted or which might in the future reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock, to facilitate the sale or resale of the Shares or otherwise.

               (g) The Shares do not constitute a "United States real property interest" as defined in U.S. Internal Revenue Code section 897(c)(1).

                5. Certain Covenants of the Company. The Company hereby agrees:

               (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as the Managing Underwriters may designate and to maintain such qualifications in effect as long as required for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process un-der the laws of any such state (except service of process with respect to the offering and sale of the Shares); promptly to advise the Managing Underwriters of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to obtain the withdrawal of any order of suspension at the earliest practicable time;

               (b) to make available to the Managing Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendment or supplement thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act;

               (c) to advise the Managing Underwriters promptly and if requested by the Managing Underwriters to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and (ii) when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act, if required under the Act (which the Company agrees to file in a timely manner under such Rule);

               (d) to advise the Managing Underwriters promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise the Managing Underwriters promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and to file no such amendment or supplement to which the Managing Underwriters shall reasonably object in writing;

               (e) to furnish to the Managing Underwriters and, upon request to each of the other Underwriters, for a period of five years from the date of this Agreement (i) copies of all reports or other communications that the Company shall send to its stockholders and (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, and any other document filed by the Company pursuant to
        Section 12, 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

               (f) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a prospectus relating to the Shares is required to be delivered under the Act that, in the reasonable judgment of the Company, would require the making of any change in the Prospectus then being used, so that the Prospectus, as then supplemented, would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading and, during such time, promptly to prepare and furnish, at the Company's expense, to the Underwriters such amendments or supplements to such Prospectus as may be necessary to reflect any such change, in such quantities as requested by the Underwriters, and to furnish to the Managing Underwriters a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

               (g) to make generally available to its security holders, and to deliver to the Managing Underwriters, an earnings statement of the Company (which need not be audited and which will satisfy the provisions of Section 11(a) of the Act including, at the option of the Company, Rule 158) covering a period of 12 months beginning after the effective date of the Registration Statement but ending not later than 15 months after the date of the Registration Statement, as soon as is reasonably practicable after the termination of such 12-month period;

               (h) to furnish to each of the Managing Underwriters and their counsel copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

               (i) to furnish to the Managing Underwriters as early as practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and the Subsidiaries that have been read by the Company's independent certified public accountants as stated in their letter to be furnished pursuant to Section 8(b);

               (j) to use its best efforts to cause the Shares to be listed on the New York Stock Exchange;

               (k) not to offer, sell, contract to sell, pledge, grant any option to purchase, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to purchase or acquire Common Stock or permit the registration under the Act of any shares of Common Stock, except for the registration of the Shares, for a period commencing on the date hereof and continuing for 180 days after the date of the Prospectus, without the prior written consent of Dillon, Read & Co. Inc.; provided, however, that the foregoing shall not prohibit the grant or issuances of options and restricted shares (and shares in the care of directors) of Common Stock, in each case, to officers, directors and employees of the Company pursuant to director and employee stock plans described in the Prospectus.

               6. Certain Covenants of the Selling Stockholder. The Selling Stockholder agrees:

               (a) whether or not the transactions contemplated in this Agreement are consummated or this Agreement otherwise becomes effective or is terminated, to pay all expenses, fees and taxes (other than (x) any transfer taxes and (y) fees and disbursements of counsel for the Underwriters except as set forth under Section 7 and clauses (ii) and
        (iii) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus and any amendment or supplement thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the word processing or printing of this Agreement, the Agreement Between Underwriters, any dealer agreements, and the reproduction or printing and furnishing of copies of each thereof to the Managing Underwriters and to dealers (including costs of mailing and shipment), (iii) the qualification of the Shares for offering and sale under state laws as aforesaid (including reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys to the Managing Underwriters and to dealers, (iv) any listing of the Shares on any securities exchange or qualification of the Shares for inclusion in the Nasdaq National Market and any registration thereof under the Exchange Act, (v) any filing for review of the public offering of the Shares by the NASD and (vi) the performance of the Company's and the Selling Stockholder's other obligations hereunder; and

               (b) the Selling Stockholder will not offer, sell, contract to sell, pledge, grant any option to purchase, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to purchase or acquire Common Stock, except for the sale of the Shares pursuant to this Agreement and the International Underwriting Agreement, for a period commencing on the date hereof and continuing for 180 days after the date of the Prospectus, without the prior written consent of Dillon, Read & Co. Inc.

               7. Reimbursement of Underwriters' Expenses. If the Firm Shares or the Additional Shares are not delivered for any reason, other than the failure of the Underwriters to purchase the Firm Shares or the Additional Shares (unless such failure is permitted under the provisions of Section 9(b) of this Agreement), the Selling Stockholder will reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of their counsel.

               8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder on the date hereof and at the time of purchase or the additional time of purchase, as the case may be, the performance in all material respects by each of the Company and the Selling Stockholder of its obligations hereunder to be performed at or prior to the time of purchase or the additional time of purchase, as the case may be, and to the following additional conditions:

               (a) The Company shall furnish to the Managing Underwriters at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Weil, Gotshal & Manges LLP, special counsel for the Company and the Selling Stockholder, addressed to the Underwriters and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, to the effect that:

                     (i) the Company has been duly incorporated and is validly
               existing as a corporation in good standing under the laws of the State of Delaware, with all requisite corporate power and authority (A) to own its properties and conduct its business as described in the Registration Statement and the Prospectus and
               (B) to execute and deliver this Agreement and the International Underwriting Agreement;

                     (ii) each of the Underwriting Agreements has been duly
               authorized, executed and delivered by the Company and Wassall;

                     (iii) the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

                     (iv) (a) the Company has an authorized capitalization as
               set forth under the heading "Capitalization" in the Registration Statement and the Prospectus, and (b) the outstanding shares of capital stock of the Company (including the Shares) have been duly authorized and validly issued and are fully paid and nonassessable and have not been issued in violation of any preemptive rights under the Company's certificate of incorporation or under the Delaware General Corporation Law;

                     (v) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus under the caption "Description of Capital Stock";

                     (vi) the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial, statistical and accounting data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act;

                     (vii) the Registration Statement has become effective under the Act and no stop order proceedings with respect thereto are pending or, to the best of such counsel's knowledge, threatened under the Act;

                     (viii) no approval, authorization, consent or order of or
               filing with any New York, Delaware corporate or federal Governmental Authority is required in connection with the sale of the Shares as contemplated hereby or by the International Underwriting Agreement other than filings and other actions required pursuant to federal and state securities and blue sky laws, as to which we express no opinion, and the Act or the Exchange Act and the rules and regulations promulgated thereunder;

                     (ix) the execution, delivery and performance of the
               Underwriting Agreements by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of or default under), (i) the charter or bylaws of the Company, (ii) any provision of any agreement or instrument evidencing or governing indebtedness for borrowed money or any other material agreement or instrument known to such counsel to which the Company is a party or by which the Company or any of its properties is bound, or (iii) any New York, Delaware corporate or federal law or regulation or (iv) any decree, judgment or order applicable to the Company of which such counsel is aware;

                     (x) the statements in the Registration Statement and the
               Prospectus under the captions "Description of Capital Stock," "Shares Eligible For Future Sale" and "Certain U.S. Federal Tax Consequences to Non-U.S. Holders of Common Stock," insofar as they are descriptions of laws, regulations and rules, or of contracts, agreements and other legal documents, or refer to statements of law or legal conclusions, have been reviewed by such counsel and are accurate in all material respects;

                     (xi) neither the Company nor any of the Subsidiaries is an
               "investment company" within the meaning of Investment Company Act of 1940, as amended;

                     (xii) upon transfer and delivery of the Shares and payment therefor in accordance with the Underwriting Agreements, the Underwriters will acquire good and marketable title to the Shares, free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title, assuming that the several Underwriters and the several International Underwriters are good faith purchasers and do not have notice of any adverse claim;

                     (xiii) no approval, authorization, consent or order of or
               filing with any Governmental Authority of the United Kingdom and no corporate action of Wassall is required, in each case, in connection with the sale of the Shares by the Selling Stockholder to the Underwriters as contemplated hereby or by the International Underwriting Agreement, except such as have been obtained and are in full force and effect and filings and other actions that may be required pursuant to the securities laws of the United Kingdom, as to which we express no opinion; and

                     (xiv) the execution, delivery and performance of the
               Underwriting Agreements and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in any breach of, or constitute a default under, (x) the memorandum or articles of association of Wassall, (y) any decree, judgment or order applicable to Wassall of which such counsel is aware or (z) any United Kingdom law or regulation.

               In addition, such counsel shall state that although they have not independently verified and are not passing upon the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except to the extent specified in paragraphs
        (v) and (x)), no facts have come to the attention of such counsel that cause them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto, on the date thereof or on the date of such opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and related notes, the financial statement schedules and the other financial, statistical and accounting data included in the Registration Statement or Prospectus).

               (b) The Company shall furnish to the Managing Underwriters at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Robert J. Siverd, Esq., General Counsel of the Company, addressed to the Underwriters and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, to the effect that:

                     (i) each of the Company and each of the Subsidiaries is
               duly qualified or licensed to do business and is in good standing as a foreign corporation in each jurisdiction in which it conducts business or owns property and in which the failure, singly or in the aggregate, to be so licensed or qualified could reasonably be expected to have a Material Adverse Effect;

                     (ii) each of the Subsidiaries has been duly incorporated
               and is validly existing as a corporation in good standing under the laws of the state in which such Subsidiary is incorporated, with all requisite corporate power and authority to own its properties and to conduct its business as described in the Registration Statement and the Prospectus;

                     (iii) the outstanding shares of capital stock of the
               Company (including the Shares) have not been issued in violation of any preemptive rights under any agreement or arrangement known to such counsel; all of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and, except as described in the Prospectus, are owned, directly or indirectly, by the Company free and clear of any pledge, lien, encumbrance, security interest, preemptive right or other claim, and there are no rights, warrants, options or other agreements to acquire or instruments convertible into or exchangeable for any shares of capital stock or other equity interest of any Subsidiary;

                     (iv) the execution, delivery and performance of the
               Underwriting Agreements by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of or default under), the charter or bylaws of the Company or any of the Subsidiaries, or any provision of any material license or any indenture, lease, mortgage, deed of trust, bank loan or credit agreement or any other material agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their properties is bound, or under any Kentucky, Delaware corporate or federal law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries;

                     (v) the Company and each of the Subsidiaries has all
               Material Permits, including without limitation under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus;

                     (vi) all contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed;

                     (vii) to such counsel's knowledge, no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any securities of the Company in consequence of the sale of the U.S. Shares to the Underwriters hereunder or to the International Underwriters under the International Underwriting Agreement;

                     (viii) except as described in the Registration Statement
               and the Prospectus, there are no actions, suits or proceedings of which such counsel has knowledge pending or threatened against the Company or any of the Subsidiaries, or any of their respective properties, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency that individually or in the aggregate could reasonably be expected to result in a judgment, decree or order having a Material Adverse Effect; and

                     (ix) the statements in the Registration Statement and the
               Prospectus under the captions "Business -- Environmental Matters" and "Business -- Legal Proceedings," insofar as they are descriptions of laws, regulations and rules, of legal or governmental proceedings or of contracts, agreements and other legal documents, or refer to statements of law or legal conclusions, have been reviewed by such counsel and are accurate in all material respects.

               In addition, such counsel shall state that, although he has not independently verified and is not passing upon the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except to the extent specified in paragraph (ix)), no facts have come to the attention of such counsel that cause him to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto, on the date thereof or on the date of such opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and related notes, the financial statement schedules and the other financial, statistical and accounting data included in the Registration Statement or Prospectus).

               (c) The Company shall furnish to the Managing Underwriters at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Loeff Claeys Verbeke, special Netherlands counsel for the Selling Stockholder, addressed to the Underwriters and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, to the effect that:

                     (i) each of the Underwriting Agreements has been duly
               authorized by all requisite corporate action on the part of, and has been duly executed and delivered by, the Selling Stockholder;

                     (ii) the Selling Stockholder has the corporate power to
               sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder in the manner provided in this Agreement and the International Underwriting Agreement and to perform its obligations thereunder;

                     (iii) the consummation of the transactions contemplated
               hereby and by the International Underwriting Agreement and the fulfillment of the terms hereof and of the International Underwriting Agreement will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of or default under), (a) the Articles of the Selling Stockholder, or (b) any law or regulation of The Netherlands; and

                     (iv) no approval, authorization, consent or order of or
               filing with any governmental authority of The Netherlands, other than pursuant to any securities law applicable in The Netherlands and the notice requirements to the Netherlands Central Bank pursuant to the Act on Foreign Financial Relations (Wet Financiele Betrekkingen Buitenland) and regulations promulgated thereunder, is required in connection with the offering and sale of the Shares by the Selling Stockholder as contemplated by the Underwriting Agreements.

               (d) The Company shall furnish to the Managing Underwriters at the date of this Agreement, at the time of purchase and at the additional time of purchase, letters from Deloitte & Touche LLP dated, respectively, the date of this Agreement and the time of purchase and the additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in form and substance satisfactory to the Managing Underwriters.

               (e) The Managing Underwriters shall have received at the time of purchase and at the additional time of purchase, as the case may be, an opinion from Cahill Gordon & Reindel in form and substance satisfactory to the Managing Underwriters.

               (f) No amendment or supplement to the Registration Statement or the Prospectus shall be filed prior to the time the Registration Statement becomes effective to which the Managing Underwriters shall have objected in writing.

               (g) The Registration Statement shall become effective at or before 5:00 P.M., New York City time, on the date of this Agreement and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:00 P.M., New York City time, on the second full business day after the date of this Agreement; provided, however, that the Company, the Selling Stockholder and the Managing Underwriters and any group of Underwriters, including the Managing Underwriters, who have agreed hereunder to purchase in the aggregate at least 50% of the Firm Shares from time to time may agree in writing or by telephone, confirmed in writing, on a later date.

               (h) Prior to the time of purchase or the additional time of purchase, as the case may be: (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated for such purpose under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (i) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, there has not been: (i) any material and adverse change in the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole, other than as described in the Registration Statement and the Prospectus; or (ii) any transaction that is material to the Company and the Subsidiaries taken as a whole entered into by the Company or any of the Subsidiaries, other than as described in the Registration Statement and the Prospectus; or (iii) any obligation, contingent or otherwise, directly or indirectly, incurred by the

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

        Company or any of the Subsidiaries that is material to the Company and the Subsidiaries taken as a whole, other than as described in the Registration Statement and the Prospectus.

               (j) The Company, at the time of purchase or additional time of purchase, as the case may be, shall have delivered to the Managing Underwriters a certificate of two of its executive officers to the effect that the representations and warranties of the Company as set forth in this Agreement are true and correct as of each such date and the conditions set forth in Section 8(h) and Section 8(i) have been met.

               (k) The Selling Stockholder, at the time of purchase or additional time of purchase, as the case may be, shall have delivered to the Managing Underwriters a certificate to the effect that the representations and warranties of the Selling Stockholder as set forth in this Agreement are true and correct as of each such date.

               (l) The Shares shall have been approved for listing on the New York Stock Exchange.

               (m) The closing of the purchase and sale of the Shares pursuant to the International Underwriting Agreement shall occur concurrently with the purchase and sale of the Shares hereunder.

               (n) The Company shall have furnished to the Selling Stockholder and the Managing Underwriters a certificate dated the time of purchase
        (x) pursuant to U.S. Treasury Regulation section 1.897-2(g) stating that the Shares do not constitute a United States real property interest and
        (y) stating that the Company has complied with the requirements of U.S. Treasury Regulation section 1.897-2(h)(2) or 1.897-2(h)(4) in relation to the statement referred to in clause (x) of this paragraph.

               (o) The Company and the Selling Stockholder shall have furnished to the Managing Underwriters such other documents and certificates as the Managing Underwriters reasonably may request.

               (p) The Company and the Selling Stockholder shall have performed such of their respective obligations under this Agreement and under the International Underwriting Agreement as are to be performed by the terms hereof at or before the time of purchase and at or before the additional time of purchase, as the case may be.

               9. Effective Date of Agreement; Termination.

               (a) This Agreement shall become effective (i) if Rule 430A under the Act is not used, when the Managing Underwriters shall have received notification of the effectiveness of the Registration Statement, or (ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

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


               (b) The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Managing Underwriters or any group of Underwriters (which may include the Managing Underwriters) which has agreed to purchase in the aggregate at least 50% of the U.S. Firm Shares if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase of such Additional Shares, as the case may be, trading in securities on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on the New York Stock Exchange or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the judgment of the Managing Underwriters or in the judgment of such group of Underwriters, makes it impracticable to proceed with the offering of the Shares as contemplated hereby. If the Managing Underwriters or any group of Underwriters elect to terminate this Agreement as provided in this Section 9(b), the Company and each other Underwriter shall be notified promptly by letter or telegram.

               (c) If any Underwriter shall default in its obligation to take up and pay for the U.S. Firm Shares to be purchased by it hereunder and if the number of U.S. Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of U.S. Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate principal amount of U.S. Firm Shares they are obligated to purchase pursuant to Section
        1) the number of U.S. Firm Shares agreed to be purchased by all such defaulting Underwriters as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as the Managing Underwriters may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of U.S. Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

               (d) If any Underwriter shall default in its obligation to take up and pay for the U.S. Firm Shares to be purchased by it hereunder and if the number of U.S. Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for exceeds 10% of the total number of U.S. Firm Shares, and arrangements satisfactory to the Managing Underwriters, the Company and the Selling Stockholder are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter.

               (e) Without relieving any defaulting Underwriter from its obligations hereunder, the Selling Stockholder agrees with the non-defaulting Underwriters that it will not sell any U.S. Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters and the International Underwriters (or by substituted underwriters selected by the Managing

        Underwriters with the approval of the Selling Stockholder or selected by the Selling Stockholder with the approval of the Managing Underwriters pursuant to Section 9(d)). If a new Underwriter or Underwriters are substituted for a defaulting Underwriter or Underwriters in accordance with Section 9(d) hereof or Section 7(d) of the International Underwriting Agreement, the Selling Stockholder or the Managing Underwriters shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary change in the Registration Statement and the Prospectus and other documents may be effected. The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 9 with like effect as if such substituted Underwriter had originally been named in Schedule A.

               (f) If the purchase of the Shares by the Underwriters, as contemplated by this Agreement or the International Underwriting Agreement, is not consummated for any reason permitted under this Agreement or if such purchase is not consummated because the Company or the Selling Stockholder shall be unable to comply with any of the terms of this Agreement or the International Underwriting Agreement, the Company and the Selling Stockholder shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 6(a), 7 and 10), and the Underwriters shall be under no obligation or liability to the Company or the Selling Stockholder under this Agreement (except to the extent provided in Section 10).

               10. Indemnity by the Company, the Selling Stockholder and the Underwriters.

               (a) The Company and the Selling Stockholder, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter, each person that controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and each Underwriter's agents, employees, officers and directors and the agents, employees, officers and directors of any such controlling person (collectively, the "Underwriter indemnified parties") from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the reasonable cost of investigation) which, jointly or severally, any Underwriter indemnified party may incur as they are incurred (and regardless of whether such Underwriter indemnified party is a party to the litigation, if any) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the Shares or the Prospectus or any Preliminary Prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, judgments, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information with respect to any Underwriter furnished in writing by any Underwriter through the Managing Underwriters to the Company expressly for use therein with reference to such Underwriter; provided, however, that the Selling Stockholder shall not be liable under this Section 10 in an amount exceeding the net proceeds to be received by such Selling Stockholder (before deducting expenses) from the sale of Shares hereunder. Notwithstanding the foregoing, the indemnification contained in this paragraph with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter indemnified party for any liability arising from or based upon an untrue statement or omission made in a Preliminary Prospectus if (i) it is established in the related proceeding that such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented if the Company shall have furnished such amendments or supplements thereto to such Underwriter reasonably prior to the written confirmation of such sale) to such person with or prior to the written confirmation of such sale, if required by applicable law, and (ii) such untrue statement or omission of a material fact in or from such Preliminary Prospectus was corrected in the Prospectus (as amended or supplemented if amended or supplemented as aforesaid). This indemnity agreement will be in addition to any liability the Company or the Selling Stockholder otherwise may have.

               (b) If any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any Underwriter indemnified party, with respect to which indemnity may be sought against the Company or the Selling Stockholder pursuant to this Section 10, such Underwriter indemnified party shall promptly notify the Company and the Selling Stockholder in writing, and the Company and/or the Selling Stockholder (as they determine between themselves in their discretion) shall assume the defense thereof (individually or collectively, the "Defending Party"), including the employment of counsel reasonably satisfactory to the Underwriter indemnified party and payment of all fees and expenses; provided, however, at the omission so to notify the Company and the Selling Stockholder shall not relieve them from any liability that they may have to any Underwriter indemnified party except to the extent that the indemnifying party is materially prejudiced thereby. An Underwriter indemnified party shall have the right to employ separate counsel in any such action or proceeding and to assume the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter indemnified party unless (i) the employment of such counsel has been authorized in writing by the Defending Party, (ii) the Defending Party has failed promptly to assume the defense and employ counsel reasonably satisfactory to the Underwriter indemnified party or
        (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Underwriter indemnified party and the Defending Party and such Underwriter indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it that are different from or additional to those available to the Defending Party (in which case the Defending Party shall not have the right to assume the defense of such action on behalf of such Underwriter indemnified party), in any of which events such fees and expenses shall be borne by the Defending Party and reimbursed as they are incurred. It is understood, however, that the Defending Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriter indemnified parties, which firm shall be designated in writing by Dillon, Read & Co. Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The Company and the Selling Stockholder shall not be liable for any settlement of any such action effected without the written consent of the Defending Party (which consent shall not be unreasonably withheld or delayed), but if settled with the written consent of the Defending Party, or if there is a final judgment with respect thereto, the Company and the Selling Stockholder agree to indemnify and hold harmless each Underwriter indemnified party from and against any loss or liability by reason of such settlement or judgment.

               (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person that controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "Company indemnified parties") and the Selling Stockholder, its directors and any person that controls the Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "Selling Stockholder indemnified parties") to the same extent as the foregoing indemnity from the Company and the Selling Stockholder to the Underwriter indemnified parties, but only with respect to information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the Managing Underwriters to the Company expressly for use with respect to such Underwriter in the Registration Statement, any Preliminary Prospectus or the Prospectus. In case any action shall be brought against any Company indemnified party or the Selling Stockholder based on the Registration Statement, any Preliminary Prospectus or the Prospectus and in respect of which indemnity may be sought against any Underwriter pursuant to this Section 10(c), such Underwriter shall have the rights and duties given to the Company and the Selling Stockholder by Section 10(b) (except that if the Company and/or the Selling Stockholder shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, provided, however, that the fees and expenses of such separate counsel shall be at the expense of such Underwriter), and the Company indemnified parties and the Selling Stockholder indemnified parties shall have the rights and duties given to the Underwriter indemnified parties by Section 10(b).

               (d) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless any Underwriter indemnified party or any Company indemnified party or the Selling Stockholder, then the party required to indemnify such indemnified party under this Section 10, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commis-sions but before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, by the Selling Stockholder or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, judgments, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

               The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
        Section 10(d) were determined by pro rata allocation or by any other method of allocation (even if the Underwriters were treated as one entity for such purpose) that does not take account of the equitable considerations referred to in this Section 10(d). Notwithstanding the provisions of this Section 10(d), no Underwriter indemnified party shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter indemnified party and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter indemnified party otherwise has been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 10 are several in proportion to their respective underwriting commitments and are not joint.

               (e) The statements in the seventh and twentieth paragraphs under the caption "Underwriting" in the Prospectus (to the extent such statements relate to an Underwriter) and the last paragraph on the cover page of the Prospectus constitute the only information furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus.

               (f) The indemnity and contribution agreements contained in this
        Section 10 and the representations, warranties and covenants of the Company and the Selling Stockholder contained in this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter indemnified party or by or on behalf of any Company indemnified party or any Selling Stockholder indemnified party, and shall survive any termination of this Agreement or the delivery of the Shares. Subject to the provisions of Section 10(b) and
        Section 10(c), the Company, the Selling Stockholder and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it in connection with the sale of the Shares or in connection with the Registration Statement or the Prospectus.

               (g) The Company and the Selling Stockholder may agree, as between themselves, as to their respective amounts of liability under this
        Section 10 for which they each shall be responsible and as to which of them shall control the defense of any proceeding, but no such agreement shall limit the rights of the Underwriters or any Underwriter indemnified party against either the Company or the Selling Stockholder.

               11. Guarantee by Wassall. Wassall unconditionally and irrevocably guarantees to the Underwriters the performance of the Selling Stockholder's obligations under the Underwriting Agreements.

               12. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Dillon, Read & Co. Inc., 535 Madison Avenue, New York, New York 10022,
Attention: Syndicate Department; if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at General Cable Corporation, 4 Tesseneer Drive, Highland Heights, Kentucky 41076,
Attention: General Counsel; if to the Selling Stockholder, shall be sufficient in all respects, if delivered or sent to Wassall Netherlands Cable B.V., c/o Wassall PLC, 39 Victoria Street, London 5W1H OEE, Attention: Company Secretary; and it to Wassall, shall be sufficient in all respects if delivered or sent to Wassall PLC, 39 Victoria Street, London 5W1H OEE, Attention: Company Secretary.

               13. Construction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF. THE SECTION HEADINGS IN THIS AGREEMENT HAVE BEEN INSERTED AS A MATTER OF CONVENIENCE OF REFERENCE AND ARE NOT A PART OF THIS AGREEMENT.

               14. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholder, the Underwriter indemnified parties, the Company indemnified parties and the Selling Stockholder indemnified parties, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

               15. Counterparts. This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties.

               If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholder, Wassall and the Underwriters, please so indicate in the space provided below for such purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, the Selling Stockholder, Wassall and the Underwriters, severally.

                                               Very truly yours,

                                               GENERAL CABLE CORPORATION

                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:


                                               WASSALL NETHERLANDS CABLE B.V.

                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:


                                               WASSALL PLC

                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:


Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A

DILLON, READ & CO. INC.
MERRILL LYNCH, PIERCE, FENNER
  & SMITH INCORPORATED.
By: DILLON, READ & CO. INC.


By:
   --------------------------------------
   Name:
   Title:

                                   SCHEDULE A
                                   ----------


                                                     Number of U.S.
Underwriter                                          Firm Shares

Dillon, Read & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated



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